CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Nils Tuchschmid, Principal Executive Officer of Credit Suisse Alternative Capital Event Driven Fund, LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 8, 2006                        /s/ Nils Tuchschmid
     -------------------         -----------------------------------------------
                                 Nils Tuchschmid, Principal Executive Officer
                                 (principal executive officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Event Driven Fund, LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 8, 2006                        /s/ Edward Poletti
     -------------------         -----------------------------------------------
                                 Edward Poletti, Chief Financial Officer and
                                 Treasurer
                                 (principal financial officer)